EXHIBIT B-10(i)(4)


                      THIRD AMENDMENT TO
                        CREDIT AGREEMENT


     This Third Amendment to Credit Agreement (this "Amendment"), dated as of December 3, 1998, is made and entered into by and among GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), various banks and other lending institutions as are, or may from time to time become, parties hereto (collectively, the "Lenders" and individually, a "Lender"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank") as Agent for the Lenders.

                      W I T N E S S E T H:

     WHEREAS, the parties hereto are parties to that certain
Credit Agreement, dated as of August 4, 1998, as amended by First Amendment dated September 30, 1998, and as amended by Second Amendment dated October 13, 1998 (the "Credit
Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders (i) increase the amount of indebtedness of S.G.Williams Company, LLC that may be guaranteed by the Borrower, and (ii) extend the period within which the Borrower may obtain certain required appraisals;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Amendments.   The terms of the Credit
Agreement are hereby amended as follows:

     (a) Definitions. The defined term "Appraisal Date" is deleted in its entirety and the following is substituted therefor:

          "Appraisal Date" shall mean January 25, 1999."

     (b)  Section 7.4(q).  Section 7.4(q) of the Credit
Agreement is deleted in its entirety and the following is substituted therefor:

          "(q)    guarantee or otherwise be or become liable
for obligations of S.G Williams Company, LLC, not to exceed an aggregate amount of $6,000,000;".


     Section 2. Conditions Precedent. This Third Amendment and the obligations of the Lenders evidenced hereunder shall not be effective until the Administrative Agent shall have received a Certificate executed by the Chief Executive Officer or Chief Financial Officer of the Borrower stating that, to the best of his knowledge and based upon an examination sufficient to enable him to make an informed statement, (i) all of the representations and warranties made or deemed to be made under the Credit Agreement are materially true and correct as of the date of this Third Amendment to Credit Agreement, and (ii) no Default or Event of Default exists.


     Section 3.  Reference to and Effect on the Credit
Agreement and the Other Loan Documents.

     (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

     Section 4.  Miscellaneous.

     (a)  Section and Subsection Headings.   Section and
Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (b)  Governing Law.   This Amendment and the rights and
obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Georgia.

     (c) Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization or delivery thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         GOLD KIST INC.


                         By: /s/Stephen O. West
                         Name: Stephen O. West
                         Title: Treasurer


                                 [CORPORATE SEAL]

                         COOPERATIEVE CENTRALE    RAIFFEISEN-
                         BOERENLEENBANK B.A., "Rabobank
                         Nederland", NEW YORK BRANCH,
                         individually and as Agent


                         By: /s/ W. Pieter C. Kodde
                         Name: W. Pieter C. Kodde
                         Title: Vice President

                         By: /s/ M. Christina Debler
                         Name: M. Christina Debler
                         Title: Vice President


                         SUNTRUST BANK, N.A.


                         By: /s/ Michel A. Odermatt
                         Name: Michel A. Odermatt
                         Title: Vice President

                         By: /s/ F. Steven Parrish
                         Name: F. Steven Parrish
                         Title: Vice President

                         WACHOVIA BANK, N.A.


                         By: /s/ John T. Seeds
                         Name: John T. Seeds
                         Title: Senior Vice President


                         COBANK, ACB


                         By: /s/ David W. Berry
                         Name: David W. Berry
                         Title: Assistant Vice President

                         HARRIS TRUST AND SAVINGS BANK


                         By: /s/ Greg Hennenfent
                         Name: Greg Hennenfent
                         Title: Vice President


                         U.S. BANCORP AG CREDIT, INC.


                         By: /s/ Dwayne Sharp
                         Name: Dwayne Sharp
                         Title: Vice President



                         DG BANK DEUTSCHE
                         GENOSSENCHAFTSBANK AG,
                         CAYMAN ISLANDS BRANCH


                         By: /s/ Kurt A. Morris
                         Name: Kurt A. Morris
                         Title: Vice President

                         By: /s/ Bobby Ryan Oliver, Jr.
                         Name: Bobby Ryan Oliver, Jr.
                         Title: Vice President


11563/Securities/Exhibit/3rd Amendment Credit Agmt